EXHIBIT 99.1a

TO THE BOARD OF DIRECTORS AND
STOCKHOLDERS OF ADVANCED RECOVERY SOLUTIONS, INC.
T/A COMPLETE SPILL SOLUTIONS
430 VICTORIA TERRACE
RIDGEFIELD, NJ  07657

WE HAVE AUDITED THE ACCOMPANYING BALANCE SHEET OF ADVANCED RECOVERY SOLUTIONS, INC. T/A COMPLETE SPILL SOLUTIONS AS OF DECEMBER 31, 2001, AND THE RELATED STATEMENTS OF INCOME, STOCKHOLDERS' EQUITY AND CASH FLOWS FOR THE PERIOD BEGINNING AUGUST 8, 2001 (DATE OF INCEPTION) TO DECEMBER 31, 2001. THESE FINANCIAL STATEMENTS ARE THE RESPONSIBILITY OF THE COMPANY'S MANAGEMENT. OUR RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE FINANCIAL STATEMENTS BASED ON OUR AUDIT.

WE CONDUCTED OUR AUDIT IN ACCORDANCE WITH AUDITING STANDARDS GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. THOSE STANDARDS REQUIRE THAT WE PLAN AND PERFORM THE AUDIT TO OBTAIN REASONABLE ASSURANCE ABOUT WHETHER THE FINANCIAL STATEMENTS ARE FREE OF MATERIAL MISSTATEMENT. AN AUDIT INCLUDES EXAMINING, ON A TEST BASIS, EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURES IN THE FINANCIAL STATEMENTS. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AS WELL AS EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION. WE BELIEVE THAT OUR AUDIT PROVIDES A REASONABLE BASIS FOR OUR OPINION.

IN OUR OPINION, THE FINANCIAL STATEMENTS REFERRED TO ABOVE PRESENTS FAIRLY, IN ALL MATERIAL RESPECTS, THE FINANCIAL POSITION OF ADVANCED RECOVERY SOLUTIONS, INC. T/A COMPLETE SPILL SOLUTIONS AS OF DECEMBER 31, 2001, AND THE RESULTS OF ITS OPERATIONS AND ITS CASH FLOWS FOR THE YEARS THEN ENDED IN CONFORMITY WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA.

/s/ DEFALCO & CO.

MARCH 15, 2002
SCOTCH PLAINS, NEW JERSEY  07076

                        ADVANCED RECOVERY SOLUTIONS, INC.
                          T/A COMPLETE SPILL SOLUTIONS
                                  BALANCE SHEET
                                DECEMBER 31, 2001

================================================================================

                                                       ASSETS

         CURRENT ASSETS
CASH                                        $    2,725
ACCOUNTS RECEIVABLE                            216,193
INVENTORY                                       79,028
NOTE RECEIVABLE                                 12,000
DEPOSITS                                        51,000
                                            ----------
         TOTAL CURRENT ASSETS                            $ 360,946

PROPERTY AND EQUIPMENT, NET                                 53,260

         OTHER ASSETS
DEPOSITS                                           483
                                            ----------
         TOTAL OTHER ASSETS                                     483
                                                         ----------
         TOTAL ASSETS                                                 $ 414,689
                                                                      =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                        ADVANCED RECOVERY SOLUTIONS, INC.
                          T/A COMPLETE SPILL SOLUTIONS
                                  BALANCE SHEET
                                DECEMBER 31, 2001

================================================================================

                      LIABILITIES AND STOCKHOLDERS' EQUITY

         CURRENT LIABILITIES
ACCOUNTS PAYABLE                            $  163,767
ACCRUED EXPENSES                                46,600
PAYROLL TAX & SALES TAX PAYABLE                  5,386
LINE OF CREDIT                                  25,000
STOCKHOLDER LOAN                                60,808
CURRENT PORTION OF OBLIGATIONS
  UNDER CAPITAL LEASES                           2,595
                                            ----------
         TOTAL CURRENT LIABILITIES                       $  304,156

         OTHER LIABILITIES
OBLIGATIONS UNDER CAPITAL LEASES                14,332
LESS: CURRENT PORTION OF
OBLIGATIONS UNDER CAPITAL LEASES                (2,595)
STOCKHOLDERS' LOAN                              50,000
DEFERRED TAXES                                   4,710
                                            ----------
         TOTAL OTHER LIABILITIES                             66,447
                                                         ----------
         TOTAL LIABILITIES                                  370,603

         STOCKHOLDERS' EQUITY
COMMON STOCK, .50 STATED VALUE,
  1,000 SHARES AUTHORIZED, 200
  ISSUED AND OUTSTANDING                           100
ADDITIONAL PAID-IN CAPITAL                       9,900
RETAINED EARNINGS                               34,086
                                            ----------
         TOTAL STOCKHOLDERS' EQUITY                          44,086
                                                         ----------
         TOTAL LIABILITIES AND
      STOCKHOLDERS' EQUITY                                            $  414,689
                                                                      ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                        ADVANCED RECOVERY SOLUTIONS, INC.
                          T/A COMPLETE SPILL SOLUTIONS
                               STATEMENT OF INCOME
                     FOR THE PERIOD BEGINNING AUGUST 8, 2001
                               (DATE OF INCEPTION)
                                       TO
                                DECEMBER 31, 2001

===============================================================================

SALES, NET                                                            $  375,741

         COST OF SALES:
PURCHASES AND SUPPLIES                                   $  156,795
DIRECT LABOR AND RELATED                                     80,467
FREIGHT                                                      20,744
DEPRECIATION                                                  1,885
RENTS                                                         8,000
OTHER DIRECT COSTS                                           10,018
                                                         ----------
         TOTAL COST OF SALES                                             277,909
                                                                      ----------
         GROSS PROFIT                                                     97,832

         OPERATING EXPENSES:
ADMINISTRATIVE SALARIES & RELATED                            29,473
RENTS                                                         6,060
INTEREST                                                        578
DEPRECIATION                                                    125
OTHER OPERATING EXPENSES-SEE SCHEDULE                        17,529
                                                         ----------
         TOTAL OPERATING EXPENSES                                         53,765
                                                                      ----------

INCOME BEFORE TAXES                                                       44,067

PROVISION INCOME TAXES                                                     9,981
                                                                      ----------
NET INCOME                                                            $   34,086
                                                                      ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                        ADVANCED RECOVERY SOLUTIONS, INC.
                          T/A COMPLETE SPILL SOLUTIONS
                             STATEMENT OF CHANGES IN
                              STOCKHOLDERS' EQUITY
                            FOR THE PERIOD BEGINNING
                                 AUGUST 8, 2001
                               (DATE OF INCEPTION)
                                       TO
                                DECEMBER 31, 2001

================================================================================

                                           ADDITIONAL                 TOTAL
                              COMMON        PAID-IN     RETAINED   STOCKHOLDERS'
                               STOCK        CAPITAL     EARNINGS      EQUITY
                               -----        -------     --------      ------

BALANCE-AUGUST 8, 2001       $     --      $     --     $     --     $     --

NET INCOME                         --            --       34,086       34,086

COMMON STOCK ISSUED               100         9,900           --       10,000
                              -------       -------      -------      -------

BALANCE-DECEMBER 31, 2001    $    100      $  9,900     $ 34,086     $ 44,086
                              =======       =======      =======      =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                        ADVANCED RECOVERY SOLUTIONS, INC.
                          T/A COMPLETE SPILL SOLUTIONS
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                            FOR THE PERIOD BEGINNING
                                 AUGUST 8, 2001
                               (DATE OF INCEPTION)
                                       TO
                                DECEMBER 31, 2001

===============================================================================

CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCOME                                                            $  34,086

ADJUSTMENTS TO RECONCILE NET INCOME TO
NET CASH USED BY OPERATING ACTIVITIES
DEPRECIATION                                                              2,010

CHANGES IN OPERATING ASSETS AND LIABILITIES:
INCREASE IN ACCOUNTS RECEIVABLE                                        (216,193)
DECREASE IN NOTE RECEIVABLE                                             (12,000)
INCREASE IN INVENTORY                                                   (79,028)
INCREASE IN DEPOSITS                                                    (51,483)
INCREASE IN EMPLOYEE LOANS
INCREASE IN ACCOUNTS PAYABLE                                            163,767
INCREASE IN ACCRUED EXPENSES                                             46,600
INCREASE IN TAXES PAYABLE                                                 5,386
INCREASE IN DEFERRED TAXES                                                4,710
                                                                      ----------
NET CASH USED BY OPERATING ACTIVITIES                                  (102,145)
                                                                      ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
PURCHASE OF PROPERTY AND EQUIPMENT                                      (40,270)
                                                                      ----------
NET CASH USED BY INVESTING ACTIVITIES                                   (40,270)
                                                                      ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
PROCEEDS FROM ISSUANCE OF COMMON STOCK                                   10,000
PROCEEDS FROM LINE OF CREDIT                                             25,000
PRINCIPAL PAYMENTS UNDER CAPITAL
LEASE OBLIGATIONS                                                          (668)
PROCEEDS FROM STOCKHOLDERS' LOANS                                       161,286
REPAYMENTS OF STOCKHOLDERS' LOAN                                        (50,478)
                                                                      ----------
NET CASH PROVIDED BY FINANCING ACTIVITIES                               145,140
                                                                      ----------
NET INCREASE IN CASH                                                      2,725

CASH-BEGINNING OF PERIOD                                                     --
                                                                      ----------
CASH-END OF PERIOD                                                    $   2,725
                                                                      ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                        ADVANCED RECOVERY SOLUTIONS, INC.
                          T/A COMPLETE SPILL SOLUTIONS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

===============================================================================

NOTE 1 - BACKGROUND
-------------------

         ORGANIZATION
         ------------

         ADVANCED RECOVERY SOLUTIONS, INC. T/A COMPLETE SPILL SOLUTIONS (THE COMPANY) WAS INCORPORATED ON AUGUST 8, 2001 UNDER THE LAWS OF THE STATE OF DELAWARE AND BEGAN OPERATIONS ON SEPTEMBER 24, 2001. THE COMPANY HAS MULTIPLE LOCATIONS: A MANUFACTURING AND DISTRIBUTION FACILITY IN WATERTOWN, NY, A SALES OFFICE IN FOXBORO, MA AND AN ADMINISTRATIVE OFFICE IN RIDGEFIELD, NJ.

         NATURE OF BUSINESS
         ------------------

         THE COMPANY MANUFACTURES AND DISTRIBUTES INDUSTRIAL ABSORBENTS.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------

         REVENUE RECOGNITION
         -------------------

         REVENUE IS RECOGNIZED WHEN THE PRODUCT IS SHIPPED. SHIPPING IS EITHER FROM ONE OF THE COMPANY FACILITIES OR A DROP SHIPMENT FROM A COMPANY VENDOR.

         PROPERTY AND EQUIPMENT
         ----------------------

         PROPERTY AND EQUIPMENT ARE CARRIED AT COST. DEPRECIATION IS CALCULATED ON A STRAIGHT LINE BASIS OVER VARYING USEFUL LIVES. EXPENDITURES FOR MAINTENANCE, REPAIRS AND BETTERMENTS THAT DO NOT SUBSTANTIALLY PROLONG THE USEFUL LIFE OF AN ASSET ARE CHARGED TO OPERATIONS AS INCURRED. ADDITIONS AND BETTERMENTS THAT SUBSTANTIALLY EXTEND THE USEFUL LIFE OF THE ASSET ARE CAPITALIZED.

         INCOME TAXES
         ------------

         THE COMPANY ACCOUNTS FOR INCOME TAXES IN ACCORDANCE WITH FAS NO. 109, "ACCOUNTING FOR INCOME TAXES". UNDER FAS NO. 109, DEFERRED INCOME TAX ASSETS AND LIABILITIES ARE DETERMINED BASED ON DIFFERENCES BETWEEN THE FINANCIAL REPORTING AND THE INCOME TAX BASIS OF THE ASSETS AND LIABILITIES MEASURED USING ENACTED INCOME TAX RATES AND LAWS THAT ARE EXPECTED TO BE IN EFFECT WHEN THE DIFFERENCES REVERSE.

         USE OF ESTIMATES
         ----------------

         THE PREPARATION OF FINANCIAL STATEMENTS IN CONFORMITY WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES REQUIRES MANAGEMENT TO MAKE ESTIMATES AND ASSUMPTIONS THAT AFFECT THE REPORTED AMOUNTS OF ASSETS AND LIABILITIES AND DISCLOSURE OF CONTINGENT ASSETS AND LIABILITIES AT THE DATE OF THE

                        ADVANCED RECOVERY SOLUTIONS, INC.
                          T/A COMPLETE SPILL SOLUTIONS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

================================================================================

NOTE 2 (CONT.D)
---------------

         FINANCIAL STATEMENTS AND THE REPORTED AMOUNTS OF REVENUE AND EXPENSES DURING THE PERIOD. ACTUAL RESULTS COULD DIFFER FROM THE ESTIMATES.

         ALLOWANCE FOR DOUBTFUL ACCOUNTS
         -------------------------------

         THE COMPANY, TO DATE, HAS NOT EXPERIENCED ANY BAD DEBTS, AND THEREFORE HAS NO BASIS TO ESTABLISH AN ALLOWANCE FOR ACCOUNTS RECEIVABLE. ONCE A BASIS IS ESTABLISHED THE COMPANY WILL USE THE ALLOWANCE METHOD.

         INVENTORY
         ---------

         INVENTORY IS RECORDED AT COST, DETERMINED BY THE AVERAGE COST METHOD.

         ADVERTISING
         -----------

         THE COMPANY EXPENSES ADVERTISING COSTS AS THEY ARE INCURRED. ADVERTISING EXPENSES FOR THE YEAR 2001 WERE $100.

NOTE 3 - PROPERTY AND EQUIPMENT
-------------------------------

         MAJOR CLASSIFICATION OF PROPERTY AND EQUIPMENT AND THEIR RESPECTIVE USEFUL LIVES ARE AS FOLLOWS:

                                                                    METHOD AND
                                                DEC. 31, 2001      USEFUL LIVES
                                                -------------      ------------

         PLANT EQUIPMENT                         $   49,318        SL    7 YEARS
         COMPUTER EQUIPMENT                           5,952        SL    5 YEARS
                                                 -----------
                                                 $   55,270
         ACCUMULATED DEPRECIATION                    (2,010)
                                                 -----------
         NET PROPERTY AND EQUIPMENT              $   53,260
                                                 ===========
         DEPRECIATION FOR THE PERIOD             $    2,010
                                                 ===========

NOTE 4 - LINE OF CREDIT
-----------------------

         AT DECEMBER 31, 2001, THE COMPANY HAD A $25,000 REVOLVING LINE OF CREDIT AGREEMENT WITH SOVEREIGN BANK. THE INTEREST RATE IS PRIME PLUS 1%; THE RATE AT DECEMBER 31, 2001 WAS 5.75%. CERTAIN STOCKHOLDERS AND ONE OF THE CORPORATE OFFICERS PERSONALLY GUARANTEE THE NOTE AND A MORTGAGE WAS FILED AGAINST THE PERSONAL RESIDENCE OF THE CORPORATE OFFICER. THE BALANCE OF THE LINE AT DECEMBER 31, 2001 WAS $25,000.

                        ADVANCED RECOVERY SOLUTIONS, INC.
                          T/A COMPLETE SPILL SOLUTIONS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

===============================================================================

NOTE 5 - CAPITAL LEASE PAYABLE
------------------------------

         FUTURE MINIMUM LEASE PAYMENTS REQUIRED UNDER A CAPITAL EQUIPMENT LEASE OBLIGATION AT DECEMBER 31, 2001 ARE AS FOLLOWS:

                           YEAR ENDING
                           DECEMBER 31                      AMOUNT
                           -----------                      ------
                              2002                         $  5,735
                              2003                            5,735
                              2004                            5,735
                              2005                            4,779
                                                           ---------
                                                             21,984
         LESS AMOUNT REPRESENTING INTEREST                   (7,652)
                                                           ---------
         NET PRESENT VALUE OF MINIMUM
         LEASE OBLIGATIONS                                   14,332
         LESS CURRENT PORTION                                (2,595)
                                                           ---------
         LONG-TERM PORTION                                 $ 11,737
                                                           =========
         THE FOLLOWING IS AN ANALYSIS OF LEASED PROPERTY UNDER CAPITAL LEASES BY MAJOR ASSET CLASS AT DECEMBER 31, 2001:

         PLANT EQUIPMENT                                   $ 15,150
         LESS ACCUMULATED AMORTIZATION                         (721)
                                                           ---------
                                                           $ 14,429
                                                           =========

         THE COMPANY'S PURCHASE OPTION, UNDER THE CAPITAL LEASE, AT THE END OF THE LEASE TERM IS $1. THE COMPANY WILL PURCHASE THE ASSET AT THE END OF THE LEASE TERM AND, THEREFORE, HAS INCLUDED ALL THE RELATED ACCUMULATED AMORTIZATION AND AMORTIZATION EXPENSE AS ACCUMULATED DEPRECIATION AND DEPRECIATION EXPENSE. THESE AMOUNTS, EQUIPMENT COSTS, RELATED ACCUMULATED AND AMORTIZATION AND AMORTIZATION EXPENSE ARE INCLUDED AS IF THE ASSETS WERE PURCHASED, INCLUDED IN NOTE 3.

NOTE 6 -  INCOME TAXES
----------------------

         THE TOTAL PROVISION FOR INCOME TAXES WAS COMPUTED BY APPLYING THE STATUTORY FEDERAL RATE OF 15% AND THE STATUTORY STATE RATE OF 9%.

                  CURRENT PAYABLE:
                  FEDERAL                                  $ 2,988
                  STATE                                      2,283
                                                           -------
                                                             5,271
                                                           -------
                  DEFERRED PROVISION:
                  FEDERAL                                    2,937
                  STATE                                      1,773
                                                           -------
                                                             4,710
                                                           -------
                  TOTAL PROVISION INCOME TAXES             $ 9,981
                                                           =======

                        ADVANCED RECOVERY SOLUTIONS, INC.
                          T/A COMPLETE SPILL SOLUTIONS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

================================================================================

NOTE 7 - RELATED PARTY TRANSACTIONS
-----------------------------------

         AT DECEMBER 31, 2001 THE COMPANY WAS INDEBTED TO THE MAJORITY STOCKHOLDER IN THE AMOUNT OF $60,808. THE NOTE IS DUE ON JULY 1, 2002, IS INTEREST FREE AND NO INTEREST HAS BEEN ACCRUED OR PAID.

         DURING THE YEAR THE COMPANY SOLD $4,736 OF GOODS TO THE MAJORITY STOCKHOLDER AND HAD ACCOUNTS RECEIVABLE FROM THE STOCKHOLDER OF $3,986.

         THE COMPANY HAD TRANSACTIONS WITH CELLUTECH, INC. WHICH IS 100% OWNED BY ONE OF THE STOCKHOLDERS. REFER TO NOTE 9 FOR A DESCRIPTION OF THE ACTIVITIES.

         DURING THE YEAR THE COMPANY HAD PURCHASES OF INVENTORY FROM CELLUTECH IN THE AMOUNT OF $73,895. AT DECEMBER 31, 2001, THE COMPANY HAD ACCOUNTS PAYABLE RELATED TO THE INVENTORY IN THE AMOUNT OF $42,061 AND ACCOUNTS PAYABLE RELATED TO EXPENSE REIMBURSEMENT IN THE AMOUNT OF $2,394.

         A MAJORITY SHAREHOLDER (40%) HAS AN AGREEMENT THAT ON A CERTAIN DATE, NO SOONER THAN 18 MONTHS OR LATER THAN THREE YEARS FROM SEPTEMBER 19, 2001, THAT HIS SHARES MAY BE PURCHASED OR REDEEMED BY THE COMPANY. THE PURCHASE PRICE SHALL BE THE VALUE OF THE COMPANY DIVIDED BY THE NUMBER OF SHARES ISSUED AND OUTSTANDING. THE VALUE OF THE COMPANY SHALL BE DETERMINED BY APPLYING A MULTIPLE OF FOUR TIMES THE CORPORATE EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION.

NOTE 8 - CONCENTRATIONS AND SIGNIFICANT CUSTOMERS
-------------------------------------------------

         THE COMPANY HAD ONE CUSTOMER THAT REPRESENTED 32.81% OF REVENUES FOR THE YEAR ENDED DECEMBER 31, 2001 AND 49.97% OF ACCOUNTS RECEIVABLE AT DECEMBER 31, 2001. THIS CUSTOMER IS A DISTRIBUTOR; A CHANGE IN THIS RELATIONSHIP COULD HAVE AN ADVERSE AFFECT ON THE COMPANY'S CONTINUED OPERATIONS.

NOTE 9 - EQUIPMENT LEASE AND OPERATING AGREEMENT
------------------------------------------------

         ON SEPTEMBER 19, 2001 THE COMPANY ENTERED INTO AN AGREEMENT TO PURCHASE CERTAIN ASSETS FROM CELLUTECH, INC. UNDER AN EQUIPMENT LEASE AGREEMENT, WHICH ENTITLES THE COMPANY TO OPERATE CERTAIN ASSETS OF CELLUTECH FOR $500 PER MONTH FOR A PERIOD OF ONE YEAR. THE COMPANY HAS THE OPTION TO PURCHASE THE ASSETS UNDER THIS AGREEMENT AND CERTAIN OTHER INTANGIBLE ASSET FOR $50,000 DURING THE PERIOD NOVEMBER 19, 2001 - SEPTEMBER 19, 2002. ON AUGUST 8, 2001 THE COMPANY LOANED, UNDER A DEMAND NOTE, CELLUTECH $12,000, WHICH THE COMPANY AND CELLUTECH HAVE AGREED TO APPLY AGAINST THE ASSET PURCHASE IF THE OPTION IS EXERCISED. UNDER THIS AGREEMENT THE COMPANY CAN PURCHASE INVENTORY, ON AN AS NEEDED BASIS, FROM CELLUTECH. AS PART OF THE OPERATING AGREEMENT THE COMPANY LEASES EMPLOYEES FROM CELLUTECH, INC. ON A CONTRACT BASIS. THE COSTS ARE RECORDED AS DIRECT LABOR.

                        ADVANCED RECOVERY SOLUTIONS, INC.
                          T/A COMPLETE SPILL SOLUTIONS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

================================================================================

NOTE 10 - SUBSEQUENT EVENTS
---------------------------

         ON DECEMBER 26, 2001, THE COMPANY ENTERED INTO AN AGREEMENT TO PURCHASE A COMMERCIAL WAREHOUSE AND OFFICE BUILDING IN WATERTOWN, NEW YORK. THIS LOCATION WILL BE THE MAIN ASSEMBLY AND PRODUCTION FACILITY FOR MANUFACTURING. ON THE SAME DATE, THE COMPANY ENTERED INTO A USE AND OCCUPANCY AGREEMENT FOR USE OF THE FACILITY. A $50,000 DEPOSIT WAS PROVIDED FOR THE INITIAL DOWN PAYMENT ON THE PURCHASE. THE COMPANY ANTICIPATES CLOSING ON THE PROPERTY IN MAY 2002.

                        ADVANCED RECOVERY SOLUTIONS, INC.
                          T/A COMPLETE SPILL SOLUTIONS
                      SCHEDULE OF OTHER OPERATING EXPENSES
                     FOR THE PERIOD BEGINNING AUGUST 8, 2001
                               (DATE OF INCEPTION)
                                       TO
                                DECEMBER 31, 2001

================================================================================

         OPERATING EXPENSES
TELEPHONE                                                              $  2,676
AUTO & TRAVEL                                                             4,195
MEALS & ENTERTAINMENT                                                     1,989
MOVING EXPENSE                                                            2,400
ADVERTISING & PROMOTION                                                     100
OFFICE & POSTAGE                                                          2,968
BANK & CREDIT CARD FEES                                                   1,275
FILING FEES                                                                 655
MISCELLANEOUS                                                             1,271
                                                                       --------
         TOTAL OTHER OPERATING EXPENSES                                $ 17,529
                                                                       ========

SEE ACCOMPANYING REPORT ON SUPPLEMENTARY INFORMATION.

                  AUDITOR'S REPORT ON SUPPLEMENTARY INFORMATION

TO THE BOARD OF DIRECTORS AND
STOCKHOLDERS OF ADVANCED RECOVERY SOLUTIONS, INC.
T/A COMPLETE SPILL SOLUTIONS
430 VICTORIA TERRACE
RIDGEFIELD, NJ  07657

OUR AUDIT OF THE BASIC CONSOLIDATED FINANCIAL STATEMENTS WAS MADE PRIMARILY TO FORM AN OPINION ON SUCH FINANCIAL STATEMENTS TAKEN AS A WHOLE. THE SUPPLEMENTARY INFORMATION CONTAINED IN THE FOLLOWING PAGES IS PRESENTED FOR THE PURPOSE OF ADDITIONAL ANALYSIS AND, ALTHOUGH NOT REQUIRED FOR A FAIR PRESENTATION OF FINANCIAL POSITION, RESULTS OF OPERATIONS, AND CASH FLOWS, WAS SUBJECTED TO THE AUDIT PROCEDURES APPLIED IN THE EXAMINATIONS OF THE BASIC FINANCIAL STATEMENTS. IN OUR OPINION, THE SUPPLEMENTARY INFORMATION IS FAIRLY PRESENTED IN ALL MATERIAL RESPECTS IN RELATION TO THE BASIC CONSOLIDATED FINANCIAL STATEMENTS TAKEN AS A WHOLE.

/s/ DEFALCO & CO.

MARCH 15, 2002
SCOTCH PLAINS, NEW JERSEY  07076